Exhibit 99.2

Synovus

INCOME STATEMENT DATA (Unaudited) (Dollars in thousands, except per share data)	2011	2010				1st Quarter
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	’11 vs. ’10 Change
Interest income	$298,432	313,557	326,490	337,739	342,795	(12.9	) %
Interest expense	60,998	71,590	81,030	87,700	93,928	(35.1)

Net interest income	237,434	241,967	245,460	250,039	248,867	(4.6)
Provision for losses on loans	141,746	252,401	239,020	298,904	340,948	(58.4)

Net interest income (expense) after provision for losses on loans	95,688	(10,434)	6,440	(48,865)	(92,081)	203.9

Non-interest income:
Service charges on deposit accounts	20,318	24,248	26,711	27,876	26,280	(22.7)
Fiduciary and asset management fees	11,537	11,039	10,408	11,357	11,338	1.8
Brokerage revenue	6,220	8,750	6,736	6,768	5,931	4.9
Mortgage revenue	2,495	11,039	10,163	6,318	5,814	(57.1)
Bankcard fees	10,657	11,431	10,674	9,800	9,515	12.0
Investment securities gains (losses), net	1,420	(228)	(612)	17	(448)	nm
Other fee income	4,931	4,757	5,440	5,402	5,530	(10.8)
Increase in fair value of private equity investments, net	132	1,500	3,521	1,283	899	(85.3)
Other non-interest income	6,454	7,354	8,723	5,174	4,839	33.4

Total non-interest income	64,164	79,890	81,764	73,995	69,698	(7.9)

Non-interest expense:
Salaries and other personnel expense	93,100	104,744	105,933	103,929	104,022	(10.5)
Net occupancy and equipment expense	29,834	30,169	31,311	30,588	29,978	(0.5)
FDIC insurance and other regulatory fees	14,406	16,686	16,178	18,970	17,646	(18.4)
Foreclosed real estate expense	24,737	20,793	50,890	46,440	45,507	(45.6)
(Gains) losses on other loans held for sale, net	(2,226)	2,976	—	12	61	nm
Professional fees	9,236	12,154	12,424	11,595	9,380	(1.5)
Data processing expense	8,950	12,355	11,117	11,323	10,683	(16.2)
Restructuring charges	24,333	2,118	3,420	—	—	nm
Loss (gain) on curtailment of post-retirement defined benefit plan	398	(7,092)	—	—	—	nm
Other operating expenses	36,948	34,103	37,738	35,905	35,520	4.0

Total non-interest expense	239,716	229,006	269,011	258,762	252,797	(5.2)

Loss from continuing operations before income taxes	(79,864)	(159,550)	(180,807)	(233,632)	(275,180)	71.0
Income tax (benefit) expense	(456)	5,884	360	(5,057)	(16,337)	(97.2)

Loss from continuing operations	(79,408)	(165,434)	(181,167)	(228,575)	(258,843)	69.3
Income from discontinued operations, net of income taxes	—	—	—	—	43,161	nm

Net loss	(79,408)	(165,434)	(181,167)	(228,575)	(215,682)	63.2
Net (loss) income attributable to non-controlling interest	(220)	134	277	(381)	(209)	(5.3)

Net loss attributable to controlling interest	(79,188)	(165,568)	(181,444)	(228,194)	(215,473)	63.2

Dividends and accretion of discount on preferred stock	14,466	14,430	14,394	14,360	14,325	1.0

Net loss attributable to common shareholders	$(93,654)	(179,998)	(195,838)	(242,554)	(229,798)	59.2

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.12)	(0.23)	(0.25)	(0.36)	(0.56)	78.6%
Net loss attributable to common shareholders	(0.12)	(0.23)	(0.25)	(0.36)	(0.47)	74.6
Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.12)	(0.23)	(0.25)	(0.36)	(0.56)	78.6
Net loss attributable to common shareholders	(0.12)	(0.23)	(0.25)	(0.36)	(0.47)	74.6
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—

Return on average assets *	(1.09)%	(2.12)%	(2.27)%	(2.81)%	(3.22)	213 bp
Return on average common equity *	(19.55)	(31.80)	(31.80)	(43.59)	(59.10)	nm

Average common shares outstanding - basic	785,243	785,122	784,916	676,753	489,607	60.4%
Average common shares outstanding - diluted	785,243	785,122	784,916	676,753	489,607	60.4

nm	- not meaningful
*	- ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2011	December 31, 2010	March 31, 2010
	(Unaudited)		(Unaudited)
(In thousands, except share data)
ASSETS
Cash and due from banks	$407,201	389,021	579,620
Interest bearing funds with Federal Reserve Bank	2,541,884	3,103,896	2,826,702
Interest earning deposits with banks	22,217	16,446	12,817
Federal funds sold and securities purchased under resale agreements	129,938	160,502	166,392
Trading account assets, at fair value	17,641	22,294	13,605
Mortgage loans held for sale, at fair value	112,246	232,839	112,989
Other loans held for sale	111,057	127,365	78,077
Investment securities available for sale, at fair value	3,346,483	3,440,268	3,237,519

Loans, net of unearned income	20,997,422	21,585,763	24,417,164
Allowance for loan losses	(678,426)	(703,547)	(968,697)

Loans, net	20,318,996	20,882,216	23,448,467

Premises and equipment, net	495,490	544,971	572,815
Goodwill	24,431	24,431	24,431
Other intangible assets, net	11,424	12,434	15,556
Other assets	1,139,195	1,136,465	1,350,448

Total assets	$28,678,203	30,093,148	32,439,438

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,698,580	4,298,372	4,352,327
Interest bearing deposits	18,507,299	20,201,932	22,827,721

Total deposits	23,205,879	24,500,304	27,180,048

Federal funds purchased and other short-term borrowings	425,209	499,226	450,979
Long-term debt	1,912,954	1,808,161	1,868,343
Other liabilities	251,462	260,910	301,615

Total liabilities	25,795,504	27,068,601	29,800,985

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	939,691	937,323	930,433
Common stock, par value $1.00 (2)	790,968	790,956	495,536
Additional paid-in capital	2,352,329	2,351,508	1,607,140
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,174)
Accumulated other comprehensive income	40,149	57,158	80,722
Accumulated deficit	(1,126,356)	(1,024,851)	(382,914)

Total shareholders’ equity	2,882,605	2,997,918	2,616,743
Non-controlling interest in subsidiaries	94	26,629	21,710

Total equity	2,882,699	3,024,547	2,638,453

Total liabilities and equity	$28,678,203	30,093,148	32,439,438

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 785,274,094; 785,262,837; and 489,834,709 at March 31, 2011 December 31, 2010, and March 31, 2010, respectively.
(3)	Treasury shares: 5,693,452; 5,693,452; and 5,692,422 at March 31, 2011, December 31, 2010, and March 31, 2010, respectively.

Synovus

AVERAGE BALANCES AND YIELDS/RATES * (Unaudited) (Dollars in thousands)	2011	2010
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Interest Earning Assets
Taxable investment securities	$3,264,581	3,104,004	3,055,400	3,068,634	2,952,188
Yield	3.56%	3.76	4.08	4.40	4.70
Tax-exempt investment securities	$44,228	51,400	62,659	66,125	72,041
Yield (taxable equivalent)	6.84%	7.16	6.82	6.85	7.16
Trading account assets	$20,281	16,037	14,970	16,763	14,881
Yield	5.13%	5.86	4.88	5.47	5.30
Commercial loans	$17,555,733	18,315,882	19,041,500	19,982,523	20,880,069
Yield	4.98%	4.90	4.92	4.92	4.85
Consumer loans	$3,914,222	3,988,849	4,048,929	4,100,458	4,174,320
Yield	5.25%	5.22	5.25	5.33	5.36
Allowance for loan losses	$(698,609)	(819,176)	(862,970)	(964,212)	(951,552)

Loans, net	$20,771,346	21,485,555	22,227,459	23,118,769	24,102,837
Yield	5.21%	5.16	5.19	5.21	5.15
Mortgage loans held for sale	$152,981	260,759	194,487	131,700	96,440
Yield	4.74%	4.60	5.16	5.54	5.49
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$3,033,284	3,628,939	3,720,649	3,591,353	2,435,880
Yield	0.25%	0.25	0.25	0.25	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (1)	$111,097	113,341	122,356	140,209	142,524
Yield	0.90%	0.59	0.87	0.82	0.97

Total interest earning assets	$27,397,797	28,660,035	29,397,980	30,133,553	29,816,791
Yield	4.42%	4.36	4.42	4.51	4.67

Interest Bearing Liabilities
Interest bearing demand deposits	$3,526,730	3,864,106	3,601,825	3,617,669	3,636,437
Rate	0.33%	0.33	0.36	0.42	0.42
Money market accounts	$6,550,623	6,874,367	6,788,768	6,606,161	6,450,696
Rate	0.76%	0.84	0.98	1.07	1.19
Savings deposits	$493,504	484,460	488,221	495,901	476,007
Rate	0.14%	0.14	0.14	0.15	0.15
Time deposits under $100,000	$2,212,215	2,383,411	2,511,830	2,626,852	2,726,002
Rate	1.53%	1.74	1.88	2.00	2.17
Time deposits over $100,000	$3,291,202	3,859,235	4,217,972	4,561,517	4,770,429
Rate	1.65%	1.77	1.88	1.95	2.05
National market brokered money market accounts	$393,981	423,428	537,952	833,811	1,047,417
Rate	0.51%	0.54	0.80	0.83	0.74
National market brokered time deposits	$2,665,314	2,956,904	3,261,113	3,681,660	3,871,581
Rate	1.83%	1.82	1.89	1.90	2.13

Total interest bearing deposits	$19,133,569	20,845,911	21,407,681	22,423,571	22,978,569
Rate	1.05%	1.14	1.28	1.36	1.48
Federal funds purchased and other short-term liabilities	$412,008	442,183	514,295	493,602	472,691
Rate	0.29%	0.33	0.36	0.44	0.47
Long-term debt	$1,891,576	1,729,991	1,811,153	1,882,358	1,805,363
Rate	2.39%	2.64	2.57	2.36	2.17

Total interest bearing liabilities	$21,437,153	23,018,085	23,733,129	24,799,531	25,256,623
Rate	1.15%	1.23	1.36	1.42	1.51

Non-interest bearing demand deposits	$4,821,237	4,433,849	4,310,459	4,271,444	4,243,622

Net interest margin	3.52%	3.37	3.33	3.34	3.39

Tax equivalent adjustment	$964	968	1,087	1,056	1,111

*	Yields and rates are annualized and include tax equivalent adjustment.
(1)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	March 31, 2011
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans
Multi-Family	$861,336	4.1%	$14,667	1.7%
Hotels	837,377	4.0	9,974	1.1
Office Buildings	795,144	3.8	16,157	1.8
Shopping Centers	1,065,314	5.1	18,304	2.0
Commercial Development	365,925	1.7	42,925	4.8
Warehouses	518,088	2.5	6,286	0.7
Other Investment Property	470,379	2.2	8,807	1.0

Total Investment Properties	4,913,563	23.4	117,120	13.1

1-4 Family Construction	278,661	1.3	34,331	3.8
1-4 Family Investment Mortgage	1,091,498	5.2	70,230	7.8
Residential Development	584,441	2.8	161,224	18.0

Total 1-4 Family Properties	1,954,600	9.3	265,785	29.6

Land Acquisition	1,196,310	5.7	221,403	24.7

Total Commercial Real Estate	8,064,473	38.4	604,308	67.3

Commercial , Financial, and Agricultural	5,128,080	24.4	140,088	15.7
Owner-Occupied Real Estate	3,936,498	18.7	78,089	8.7

Total Commercial & Industrial	9,064,578	43.1	218,177	24.4
Home Equity Lines	1,617,842	7.7	22,900	2.6
Consumer Mortgages	1,453,568	6.9	45,034	5.0
Credit Cards	272,519	1.3	—	—
Other Retail Loans	533,337	2.6	5,307	0.6

Total Retail	3,877,266	18.5	73,241	8.2
Unearned Income	(8,895)	nm	—	—

Total	$20,997,422	100.0%	$895,726	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		1Q11 vs. 4Q10			1Q11 vs. 1Q10
Loan Type	March 31, 2011	December 31, 2010	% change (1)		March 31, 2010	% change
Multi-Family	$861,336	867,328	(2.8)%		$919,486	(6.3)%
Hotels	837,377	865,974	(13.4)		1,097,980	(23.7)
Office Buildings	795,144	842,657	(22.9)		941,893	(15.6)
Shopping Centers	1,065,314	1,078,122	(4.8)		1,188,736	(10.4)
Commercial Development	365,925	381,107	(16.2)		490,021	(25.3)
Warehouses	518,088	528,297	(7.8)		531,314	(2.5)
Other Investment Property	470,379	495,617	(20.7)		553,425	(15.0)

Total Investment Properties	4,913,563	5,059,102	(11.7)		5,722,855	(14.1)

1-4 Family Construction	278,661	332,047	(65.2)		577,227	(51.7)
1-4 Family Investment Mortgage	1,091,498	1,127,566	(13.0)		1,258,226	(13.3)
Residential Development	584,441	643,174	(37.0)		1,216,826	(52.0)

Total 1-4 Family Properties	1,954,600	2,102,787	(28.6)		3,052,279	(36.0)

Land Acquisition	1,196,310	1,218,690	(7.4)		1,460,974	(18.1)

Total Commercial Real Estate	8,064,473	8,380,579	(15.3)		10,236,108	(21.2)

Commercial , Financial, and Agricultural	5,128,080	5,267,861	(10.8)		5,720,734	(10.4)
Owner-Occupied Real Estate	3,936,498	3,996,950	(6.1)		4,355,341	(9.6)

Total Commercial & Industrial	9,064,578	9,264,811	(8.8)		10,076,075	(10.0)
Home Equity Lines	1,617,842	1,648,039	(7.4)		1,695,679	(4.6)
Consumer Mortgages	1,453,568	1,475,261	(6.0)		1,587,537	(8.4)
Credit Cards	272,519	284,971	(17.7)		284,781	(4.3)
Other Retail Loans	533,337	542,538	(6.9)		553,937	(3.7)

Total Retail	3,877,266	3,950,809	(7.5)		4,121,934	(5.9)
Unearned Income	(8,895)	(10,436)	(59.9)		(16,953)	(47.5)

Total	$20,997,422	21,585,763	(11.1	) %	$24,417,164	(14.0)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA (Unaudited) (Dollars in thousands)	2011	2010				1st Quarter
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	’11 vs. ’10 Change
Nonperforming Loans	$895,726	891,622	1,294,031	1,309,944	1,542,704	(41.9	) %
Other Loans Held for Sale (1)	110,436	127,365	50,302	50,208	78,078	41.4
Other Real Estate	269,314	261,305	211,869	212,362	222,155	21.2
Nonperforming Assets	1,275,476	1,280,292	1,556,202	1,572,514	1,842,937	(30.8)

Allowance for Loan Losses	678,426	703,547	836,355	834,522	968,697	(30.0)

Net Charge-Offs - Quarter	166,866	385,203	237,195	433,079	315,976	(47.2)
Net Charge-Offs - YTD	166,866	1,371,452	986,249	749,055	315,976	(47.2)
Net Charge-Offs / Average Loans - Quarter (2)	3.12%	6.93	4.12	7.21	5.05
Net Charge-Offs / Average Loans - YTD (2)	3.12	5.82	5.47	6.11	5.05

Nonperforming Loans / Loans	4.27	4.13	5.73	5.61	6.32
Nonperforming Assets / Loans, Other Loans Held for Sale & ORE	5.97	5.83	6.81	6.66	7.46
Allowance / Loans	3.23	3.26	3.70	3.58	3.97

Allowance / Nonperforming Loans	75.74	78.91	64.63	63.71	62.79
Allowance / Nonperforming Loans (3)	176.08	192.60	177.98	191.11	128.99

Past Due Loans over 90 days and Still Accruing	$10,490	16,222	25,028	21,430	35,491	(70.4	) %
As a Percentage of Loans Outstanding	0.05%	0.08	0.11	0.09	0.15

Total Past Dues Loans and Still Accruing	$201,754	176,756	253,748	246,635	294,753	(31.6)
As a Percentage of Loans Outstanding	0.96%	0.82	1.12	1.06	1.21

Restructured loans (accruing)	$545,416	464,123	409,768	350,145	261,157	108.8

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes nonperforming loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	March 31, 2011	December 31, 2010	March 31, 2010
Tier 1 Capital	$2,812,535	2,909,912	2,494,790
Total Risk-Based Capital	3,592,062	3,742,599	3,357,637
Tier 1 Capital Ratio	12.79%	12.79	9.68
Tier 1 Common Equity Ratio	8.47	8.63	6.03
Total Risk-Based Capital Ratio	16.33	16.45	13.03
Leverage Ratio	9.58	9.44	7.68
Common Equity as a Percentage of Total Assets (2)	6.77	6.85	5.20
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.66	6.73	5.08
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.67	8.90	6.39
Book Value Per Common Share (4) (5)	2.14	2.29	3.44
Tangible Book Value Per Common Share (3) (5)	2.10	2.25	3.36

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).